UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2021

26 Capital Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39900	85-2695910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

OfficeEdge Miami

701 Brickell Avenue

Suite 1550

Miami, Florida 33131

(Address of principal executive office and zip code)

(305) 709-6664

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ADERU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	ADER	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	ADERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger and Share Subscription Agreement

26 Capital Acquisition Corp. (“26 Capital”) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more business. On October 15, 2021, 26 Capital entered into an Agreement and Plan of Merger and Share Acquisition (the “Merger and Share Acquisition Agreement”) with Tiger Resort Asia Ltd., a Hong Kong private limited company (“TRA”), Tiger Resort, Leisure and Entertainment Inc., a Philippine corporation and a subsidiary of TRA (“TRLEI”), Okada Manila International, Inc., a Philippine corporation which is currently a subsidiary of TRLEI (“OMI”), and Project Tiger Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of OMI (“Merger Sub” and with TRA, TRLEI, and OMI, the “UEC Parties”).

The Merger

The Merger and Share Acquisition Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger and Share Acquisition Agreement, the “Transactions”), following the Reorganization and the Subscription (each as defined below):

(a) at the closing of the transactions contemplated by the Merger and Share Acquisition Agreement (the “Closing”), upon the terms and subject to the conditions of the Merger and Share Acquisition Agreement and in accordance with the Delaware General Corporation Law, as amended (“DGCL”), Merger Sub will merge with and into 26 Capital, the separate corporate existence of Merger Sub will cease and 26 Capital will be the surviving corporation and a wholly-owned subsidiary of OMI (the “Merger”); and

(b) as a result of the Merger, among other things, all outstanding shares of common stock of 26 Capital immediately prior to Closing (except with respect to (i) any shares owned by 26 Capital, Merger Sub or any subsidiary of 26 Capital, which shares will be cancelled as part of the Merger, (ii) any shares in 26 Capital that are held by shareholders who have made a valid redemption election, which shares will be redeemed in accordance with 26 Capital’s organizational documents, and (iii) any shares in 26 Capital that are held by shareholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the applicable provision of the DGCL) will be converted into and shall for all purposes represent only the right to subscribe for and purchase, pursuant to the Subscription Agreement (as defined herein) and a letter of transmittal and subscription confirmation, one validly issued, fully paid and non-assessable American depository share of OMI upon the exercise of such subscription right. Each American depositary share of OMI will represent one share of common stock of OMI.

The Board of Directors of 26 Capital (the “Board”) has unanimously (a) approved and declared advisable the Merger and Share Acquisition Agreement and the Transactions and (b) resolved to recommend approval of the Merger and Share Acquisition Agreement and related matters by the shareholders of 26 Capital.

The Reorganization

Prior to the Closing, TRA will effect a reorganization of parts of its business (the “Reorganization”) in accordance with the Merger and Share Acquisition Agreement. Pursuant to the Reorganization, among other matters, OMI will become a direct subsidiary of TRA, TRLEI will become a wholly-owned direct subsidiary of OMI, and intercompany receivables (other than ordinary course trade receivables) due from TRLEI to TRA and certain of its affiliates will be contributed to OMI. In addition TRLEI’s lease with Eagle 1 Land Holdings Inc. (under which OMI leases land where its building is located) will be amended to exclude certain undeveloped land currently leased by TRLEI.

Subscription

Prior to Closing, but after the redemption of certain shares of 26 Capital, 26 Capital will, as agent acting on behalf of its stockholders, subscribe for OMI American depository shares representing shares of common stock of OMI, at a price equal to their par value of 0.05 PHP (0.05 Philippine pesos), with the cash payment for such American depositary shares being deemed made by and on behalf of the applicable stockholders of 26 Capital (the “Subscription”). In order to fund the cash payment on behalf the applicable 26 Capital stockholders, 26 Capital will, prior to Closing, declare and pay a cash dividend on the shares of common stock of 26 Capital in the amount of 0.05 PHP per share of common stock of 26 Capital, which amount will either be paid by 26 Capital to OMI in accordance with the Subscription Agreement or paid to holders of 26 Capital’s shares of common stock who elect not to participate in the Subscription (but have not elected to have their shares redeemed by 26 Capital).

Conditions to Closing

The Transactions are subject to the satisfaction or waiver of certain customary mutual closing conditions, including, among others, (a) the absence of any order by a governmental authority of competent jurisdiction preventing the consummation of the Transactions, (b) the approval of the Merger, the Subscription and related matters by the stockholders of 26 Capital, (c) the effectiveness of the Registration Statement (as defined herein) filed by OMI with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Transactions, (d) the receipt of approval for listing of OMI’s American depository shares on NASDAQ, (e) the completion of the Reorganization, (f) the amendment of OMI’s organizational documents substantially in the form attached to the Merger and Share Subscription Agreement, and (g) the dividend to fund the Subscription shall have been declared, or alternative financing for the Subscription arranged.

Other conditions to 26 Capital’s obligations to consummate the Transactions include, among others, (a) that representations and warranties of the UEC Parties are true and correct, generally subject to an absence of inaccuracies that would constitute a material adverse effect, (b) performance of covenants by the UEC Parties in all material respects and (c) the absence of a material adverse effect on the UEC Parties.

Other conditions to the UEC Parties’ obligations to consummate the Transactions include, among others, that (a) representations and warranties of 26 Capital are true and correct, generally subject to an absence of inaccuracies that would constitute a material adverse effect, (b) performance of covenants by 26 Capital in all material respects and (c) the absence of a material adverse effect on 26 Capital.

Covenants

The Merger and Share Acquisition Agreement contains additional covenants, including, among others, providing for (a) the parties to conduct their respective businesses in the ordinary course through the Closing, (b) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (c) OMI to prepare and deliver to 26 Capital certain audited consolidated financial statements of TRLEI and pro forma financial statements giving effect to the Transactions that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC), (d) OMI to prepare and file the Registration Statement (including a proxy statement prepared by 26 Capital) with the SEC, and (e) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies and consummate the Transactions.

Representations and Warranties

The Merger and Share Acquisition Agreement contains customary representations and warranties by 26 Capital and the UEC Parties. The representations and warranties of the respective parties to the Merger and Share Subscription Agreement generally will not survive the Closing.

Termination

The Merger and Share Acquisition Agreement may be terminated at any time prior to the Closing (a) by mutual written consent of the parties, (b) by either 26 Capital or the UEC Parties in certain other circumstances set forth in the Merger and Share Subscription Agreement, including, a breach by the other party or parties of their representations and warranties or covenants that would prevent the satisfaction of certain closing conditions, and (c) by either 26 Capital or the UEC Parties (i) if any governmental authority shall have issued an order preventing consummation of the Transactions, (ii) in the event the Closing does not occur by July 1, 2022, and (iii) stockholders of 26 Capital do not approve the Transactions as outlined in the Merger and Share Subscription Agreement.

The foregoing description of the Merger and Share Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger and Share Subscription Agreement filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Subscription Agreement

The Merger and Share Acquisition Agreement contemplates that, in connection with the Closing, OMI and 26 Capital will enter into a subscription agreement (the “Subscription Agreement”). Pursuant to the Subscription Agreement, 26 Capital, as agent for its participating stockholders, will subscribe for American depositary shares in OMI that will be delivered to the 26 Capital stockholders in connection with the Merger.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreement filed as Exhibit 2.2 hereto and is incorporated by reference herein.

Registration Rights Agreement

The Merger and Share Acquisition Agreement contemplates that, at the Closing, TRA, OMI, 26 Capital, 26 Capital Holdings, LLC (“Sponsor”), and certain other parties will enter into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, OMI will be required to register for resale securities held by the shareholders party thereto. OMI will have no obligation to facilitate or participate in more than a specified number of certain offerings at the request or demand of certain shareholders. In addition, the holders have certain “piggyback” registration rights with respect to registrations initiated by OMI. OMI will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement. In addition, among other things, the Registration Rights Agreement provides for certain lock-up periods post-Closing with respect to certain securities of OMI held by certain shareholders.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events

Attached as Exhibit 99.1 hereto and incorporated by reference herein is an investor presentation dated October 18, 2021, which will be used by 26 Capital with respect to the Transactions.

Important Information About the Transactions

In connection with the proposed Transactions, OMI intends to file with the SEC a registration statement (the “Registration Statement”), which will include a proxy statement/prospectus, prepared by 26 Capital, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of 26 Capital’s common stock in connection with 26 Capital’s solicitation of proxies for the vote by 26 Capital’s stockholders with respect to the Transactions and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of OMI. 26 Capital’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Merger and Share Acquisition Agreement, 26 Capital, OMI and the Transactions. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of 26 Capital as of a record date to be established for voting on the Transactions and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at sec.gov, or by directing a request to: 26 Capital Acquisition Corp., 701 Brickell Avenue, Suite 1550, Miami, Florida 33131, Attention: Jason Ader.

Participants in the Solicitation

26 Capital and certain of its directors and executive officers may be deemed participants in the solicitation of proxies from 26 Capital ’s stockholders with respect to the Transactions. A list of the names of those directors and executive officers and a description of their interests in 26 Capital is set forth in 26 Capital Acquisition Corp.’s filings with the SEC (including 26 Capital’s final prospectus related to its initial public offering (File No. 333-251682) declared effective by the SEC on January 14, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to 26 Capital Acquisition Corp., Inc., 701 Brickell Avenue, Suite 1550, Miami, Florida 33131, Attention: Jason Ader. Additional information regarding the interests of such participants will be contained in the registration/proxy statement for the Transactions when available.

OMI and certain of its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of 26 Capital in connection with the Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Merger will be included in the registration/proxy statement for the Transactions when available.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. OMI’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, 26 Capital’s and OMI’s expectations with respect to future performance and anticipated financial impacts of the Transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside 26 Capital’s and OMI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against 26 Capital and/or OMI following the consummation of the Merger; (2) the impact of COVID-19 and related regulatory responses (such as local community quarantine and international travel restrictions) on OMI’s business; (3) the dependence of OMI’s business on its casino gaming license; (4) the inability to maintain the listing of OMI’s common shares on the Nasdaq following the consummation of the Transactions; (5) the risk that the Transactions disrupt current plans and operations; (6) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of OMI to grow and manage growth profitably, and retain its key employees; (7) costs related to the Transactions; (8) changes in applicable laws or regulations; and (9) the possibility that OMI may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning 26 Capital or OMI, the transactions described herein or other matters attributable to 26 Capital, OMI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of 26 Capital and OMI expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

2.1 †	Merger and Share Acquisition Agreement, dated October 15, 2021
2.2	Form of Subscription Agreement
10.1	Form of Registration Rights Agreement
99.1	Investor Presentation, dated October 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to these Exhibits have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

26 Capital Acquisition Corp.
(Registrant)

October 18, 2021	By:	/s/ Jason Ader
	Name:	Jason Ader
	Title:	Chief Executive Officer